Exhibit 99.1
GLG PARTNERS REPORTS ESTIMATED JUNE 30, 2010 ASSETS UNDER MANAGEMENT
New York, July 20, 2010 — GLG Partners, Inc. (“GLG”) (NYSE: GLG) today reported estimated net assets under management (AUM) of approximately $23.0 billion as of June 30, 2010.
Highlights
•	Net inflows of approximately $1.5 billion for the second quarter of 2010 and $2.5 billion for the first half of 2010

•	First half 2010 dollar-weighted average returns of approximately 3.8% for the alternative strategies, 2.1% for the 130/30 strategies and (4.4%) for the long only strategies, versus MSCI World Index return of (7.1%) and S&P 500 Index return of (6.9%) for the same period
“We saw robust net AUM inflows and continued to deliver strong performance for our investing clients across the GLG platform despite turbulent market conditions in the second quarter,” said Noam Gottesman, Chairman and Co-CEO of GLG.
Assets Under Management (Estimated)
(US$ in millions)

	Six Months Ended	Three Months Ended
	June 30, 2010	June 30, 2010
Opening Net AUM (Actual)	$22,175	$23,668
Inflows (net of redemptions)	2,491	1,537
Performance (gains net of losses and fees)	(232)	(1,524)
Currency translation impact (non-US$ AUM expressed in US$)	(1,477)	(725)

Closing Net AUM	$22,956	$22,956
Note: Totals may not add up due to rounding.

	As of
		March 31, 2010
	June 30, 2010	(Actual)
Alternative strategies[1]	$12,088	$12,504
Long only strategies[2]	12,820	13,340
Gross AUM	$24,908	$25,844
Less: alternative strategy investments in GLG Funds	$(956)	$(1,078)
Less: long only strategy investments in GLG Funds	(996)	(1,098)
Net AUM	$22,956	$23,668
Quarterly average net AUM[3]	$23,312	$22,921
Note: Totals may not add up due to rounding. Managed accounts amounted to approximately $11.6 billion in net AUM at June 30, 2010 and $11.9 billion in net AUM at March 31, 2010.
Investment Performance (Estimated)

		YTD through
	Q2 2010[4]	June 30, 2010[4]
GLG dollar-weighted average returns:
Alternative strategies	(1.4%)	3.8%
130/30 strategies	(3.9%)	2.1%
Long only strategies	(9.9%)	(4.4%)
MSCI World Index	(11.2%)	(7.1%)
S&P 500 Index	(11.6%)	(6.9%)

[1]	Alternative strategy gross AUM includes all alternative strategy funds, all 130/30 strategy funds, all managed accounts managed in accordance with alternative and 130/30 strategies, and cash and other holdings.

[2]	Long only strategy gross AUM includes all long only funds and managed accounts managed in accordance with a long only strategy.

[3]	Quarterly average net AUM for a given period is calculated as a two-point (quarter open and close) average.

[4]	Performance is typically measured by the longest running share class in each fund. Dollar-weighted average returns are calculated based on the estimates as of the date hereof and may change upon completion of quarter-end valuation procedures. Any changes could be material. See the Appendix for a description of how dollar-weighted average returns are calculated.
About GLG
GLG Partners, Inc. is a global asset management company offering its clients a wide range of performance-oriented investment products and managed account services. Founded in 1995 and listed on the New York Stock Exchange in 2007 under the ticker symbol “GLG”, GLG is dedicated to achieving consistent, superior investment returns through traditional, alternative and hybrid investment strategies. The performance GLG generates for its clients is driven by the proven expertise of its team of investment professionals underpinned by a rigorous approach to investment analysis and a strong focus on risk management. GLG managed estimated net AUM of approximately $23.0 billion as of June 30, 2010.

GLG maintains an Investor Relations website at www.glgpartners.com and routinely posts important information on its website for investors. Additionally, GLG uses the website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD promulgated by the SEC. These disclosures are included on GLG’s website under the section “Investor Relations — Overview”. Accordingly, investors should monitor this portion of GLG’s website, in addition to following its press releases, SEC filings and public conference calls and webcasts.
Forward-looking Statements
This press release contains statements relating to future results that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “will” and other statements that are not statements of historical fact are intended to identify forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: the volatility in the financial markets; GLG’s financial performance; market conditions for GLG managed investment funds and accounts; performance of GLG managed investment funds and accounts, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the impact of net inflows on GLG’s mix of assets under management and the associated impacts on revenues; the cost of retaining GLG’s key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG’s business in size and geographically; operational risk, including counterparty risk; satisfaction of the conditions of the pending acquisition transaction with Man Group plc, including the approval of a majority of unaffiliated stockholders; the costs and expenses associated with the pending acquisition transaction; contractual restrictions on the conduct of GLG’s business included in the merger agreement; the potential loss of key personnel, disruption of its business and operations or any impact on GLG’s relationships with third parties as a result of the pending acquisition transaction; any delay in consummating the proposed acquisition transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the pending acquisition transaction, including the purported class action civil suits filed in Delaware Chancery Court and New York Supreme Court; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG’s resources; risks related to the use of leverage, investment in derivatives, availability of credit, interest rates and currency fluctuations; as well as other risks and uncertainties, including those set forth in GLG’s filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and GLG undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Nothing in this press release should be construed as or is intended to be a solicitation for or an offer to provide investment advisory services.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities or loans, nor shall there be any offer or sale of securities or loans in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Additional Information
GLG has filed with the SEC a preliminary proxy statement and intends to mail a definitive proxy statement and other relevant documents to GLG stockholders in connection with the proposed acquisition of GLG by Man Group plc through two concurrent transactions: the merger of a wholly owned subsidiary of Man with and into GLG and a share exchange transaction in which certain GLG stockholders will exchange their GLG shares for Man ordinary shares. GLG stockholders and other interested persons are advised to read GLG’s preliminary proxy statement, and when available, amendments thereto and the definitive proxy statement in connection with GLG’s solicitation of proxies for the special meeting to be held to approve the proposed merger because the preliminary proxy statement contains and the definitive proxy statement will contain important information about GLG and the proposed transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed merger. Stockholders may obtain a free copy of these materials (when they are available) and other documents filed with the SEC from the SEC’s website at www.sec.gov. A free copy of the preliminary proxy statement and, when it becomes available, the definitive proxy statement also may be obtained by contacting Investor Relations, GLG Partners, Inc., 399 Park Avenue, 38th floor, New York, New York 10022, telephone (212) 224-7200 and through GLG’s website at www.glgpartners.com. GLG and its directors and executive officers may be deemed participants in the solicitation of proxies from GLG’s stockholders. GLG’s stockholders may obtain information about GLG’s directors and executive officers, their ownership of GLG shares and their interests in the proposed transaction by reading GLG’s preliminary proxy statement and, when it becomes available, definitive proxy statement for the special meeting. A free copy of these documents (when they are available) may be obtained from the SEC website or by contacting GLG as indicated above.
Contacts
Investors / Analysts:
Jeffrey Rojek
Chief Financial Officer
+1 212 224 7245
jeffrey.rojek@glgpartners.com
Michael Hodes
Director of Public Markets
+1 212 224 7223
michael.hodes@glgpartners.com
Shirley Chan
Associate of Public Markets
+1 212 224 7257
shirley.chan@glgpartners.com
Media:
David Waller
Director of Communications
+44 207 016 7015
david.waller@glgpartners.com
Matthew Newton / Talia Druker
Finsbury
+44 207 251 3801
glg@finsbury.com
Ryan O’Keeffe / Stephanie Linehan
Finsbury
+1 212 303 7600
glg@finsbury.com

APPENDIX
Alternative Strategy Dollar-Weighted Average Returns
GLG alternative strategy dollar-weighted average returns are calculated as the composite performance of the alternative funds listed below and funds that have closed, in addition to managed accounts managed in accordance with alternative strategies, weighted by the sum of month-end AUM and net inflows on the subsequent dealing day:
GLG ALPHA SELECT FUND
GLG ATLAS GLOBAL MACRO FUND
GLG ATLAS VALUE & RECOVERY FUND
GLG CONSUMER FUND
GLG CONVERTIBLE OPPORTUNITY FUND
GLG CREDIT FUND
GLG EMERGING CURRENCY AND FIXED INCOME FUND
GLG EMERGING EQUITY FUND
GLG EMERGING MARKETS CREDIT OPPORTUNITY FUND
GLG EMERGING MARKETS FUND
GLG EMERGING MARKETS OPPORTUNITIES FUND
GLG ESPRIT FUND
GLG EUROPEAN DISTRESSED FUND
GLG EUROPEAN LONG-SHORT FUND
GLG EUROPEAN OPPORTUNITY FUND
GLG EVENT DRIVEN FUND
GLG FINANCIALS FUND
GLG GLOBAL CONVERTIBLE FUND
GLG GLOBAL EQUITY TACTICAL FUND
GLG GLOBAL MINING FUND
GLG GLOBAL UTILITIES FUND
GLG MARKET NEUTRAL FUND
GLG NORTH AMERICAN OPPORTUNITY FUND
GLG SELECT OPPORTUNITIES FUND
GLG TECHNOLOGY FUND
For the month of June 2010, dollar-weighted average returns are based on month-end NAVs of the funds listed above as at June 30, 2010. AUMs are as at July 1, 2010.

Long Only Strategy Dollar-Weighted Average Returns
GLG long only strategy dollar-weighted average returns are calculated as the composite performance of the long only funds listed below and funds that have closed, in addition to managed accounts managed in accordance with a long only strategy (except those over which GLG does not exercise full control), weighted by the sum of month-end AUM and net inflows on the subsequent dealing day:
GLG AMERICAN GROWTH FUND
GLG ASIA-PACIFIC FUND
GLG BALANCED FUND
GLG CAPITAL APPRECIATION (DIST) FUND
GLG CAPITAL APPRECIATION FUND
GLG CONTINENTAL EUROPE FUND
GLG EAFE (INST) II FUND
GLG ENVIRONMENT FUND
GLG EUROPEAN EQUITY FUND
GLG EUROPEAN EQUITY (INST) FUND
GLG GLOBAL CONVERTIBLE UCITS (DIST) FUND
GLG GLOBAL CONVERTIBLE UCITS FUND
GLG GLOBAL EMERGING MARKET FUND
GLG INTERNATIONAL SMALL CAP FUND
GLG JAPAN CORE ALPHA EQUITY (DUBLIN) FUND
GLG JAPAN CORE ALPHA EQUITY FUND
GLG JAPAN CORE ALPHA FUND
GLG NORTH AMERICAN EQUITY FUND
GLG PERFORMANCE (DIST) FUND
GLG PERFORMANCE (INST) II FUND
GLG PERFORMANCE FUND
GLG TECHNOLOGY EQUITY FUND
GLG UK GROWTH FUND
GLG UK INCOME FUND
GLG UK SELECT EQUITY FUND
GLG UK SELECT FUND
GLG US RELATIVE VALUE FUND
OCEAN EQUITY EASTERN EUROPE FUND*
OCEAN EQUITY MENA OPPORTUNITIES FUND*
OCEAN EQUITY GCC OPPORTUNITIES FUND*
SGAM EQUITY CONCENTRATED EUROLAND FUND*
SGAM EQUITY CONCENTRATED EUROPE FUND*
SGAM EQUITY EMERGING EUROPE FUND*
SGAM EQUITY EUROLAND FUND*
SGAM EQUITY GLOBAL EMERGING FUND*
SGAM EQUITY JAPAN CORE ALPHA FUND*
SGAM EQUITY MENA FUND*
SGAM INVEST EURO ACTION FUND*
SGAM INVEST EUROPE ACTION FUND*
SGAM INVEST GLOBAL TECHNOLOGY FUND*
SGAM OASIS MENA FUND*

*	Funds managed by a SGAM entity and sub-advised by GLG.
For the month of June 2010, dollar-weighted average returns are based on month-end NAVs of the funds listed above as at June 30, 2010. AUMs are as at July 1, 2010.

130 / 30 or Similar Strategy Dollar-Weighted Average Returns
GLG 130 / 30 or similar strategy dollar-weighted average returns (including all UCITS III products) are calculated as the composite performance of the funds listed below, in addition to managed accounts managed in accordance with a 130 / 30 or similar strategy, weighted by the sum of month-end AUM and net inflows on the subsequent dealing day:
GLG ALPHA SELECT (UCITS III) FUND
GLG EMERGING MARKETS FIXED INCOME & CURRENCY (UCITS III) FUND
GLG EMERGING MARKETS EQUITY (UCITS III) FUND
GLG EMERGING MARKETS EQUITY II (UCITS III) FUND
GLG EMERGING MARKETS CREDIT OPPORTUNITY (UCITS III) FUND
GLG EMERGING MARKETS (UCITS III) FUND
GLG PURE ALPHA (UCITS III) FUND
For the month of June 2010, dollar-weighted average returns are based on month-end NAVs of the funds listed above as at June 30, 2010. AUMs are as at July 1, 2010.
SOURCE: GLG Partners, Inc.